Note 56 - Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events
Disclosure Of Events After Reporting Period Explanatory

56. Subsequent events

On January 22, 2021 and after obtaining all required authorizations, BBVA has completed the sale to Banco GNB Paraguay, S.A., an affiliate of Grupo Gilinski, of its 100% direct and indirect stake share capital in Banco Bilbao Vizcaya Argentaria Paraguay, S.A. (“BBVA Paraguay”).

The amount received by BBVA amounts to approximately USD250 million (€210 million). The transaction results in a capital loss of approximately €9 million net of taxes. A positive impact on BBVA Group’s Common Equity Tier 1 (fully loaded) of approximately 6 basis points is estimated to be recognized during the first half of 2021 (see Note 3).

On January 29, 2021, it was announced that a cash distribution in the amount of €0.059 gross per share as shareholder remuneration in relation to the Group’s result in the 2020 financial year was expected to be submitted to the relevant governing bodies of BBVA for consideration (see Note 4).

From January 1, 2021 to the date of preparation of these consolidated financial statements, no other subsequent events not mentioned above in these financial statements have taken place that could significantly affect the Group’s earnings or its equity position.